Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purpose of complying with 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer and Chief Financial Officer of Salamon Group, Inc. (the "Company"), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-QSB/A of the Company for the period ended June 30, 2007 (the "Report") fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 10, 2008	By:	/s/ John E. Salamon
John E. Salamon
Chief Executive Officer
Chief Financial Officer